                                                                 January 1, 2000
 FUND PROFILE
T. ROWE PRICE
CapitalOpportunity Fund

 An aggressively managed stock fund seeking superior capital appreciation through a flexible investment strategy.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

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 What is the fund's objective?

   The fund seeks superior capital appreciation over time by investing primarily in U.S. common stocks.


 What is the fund's principal investment strategy?

   We will invest primarily in the common stocks of U.S. companies that appear to offer the best opportunities for capital appreciation at any given time, based on the proprietary research of T. Rowe Price. The managers will pursue a flexible strategy in the selection of stocks, not limited by any particular investment style, industry, or company size. For example, the fund may pursue a growth or value approach in selecting investments, or a combination of both.

   Drawing on its research, the fund will generally seek to invest in companies:

  . expected to achieve accelerating earnings growth, perhaps due to strong demand for their products or services;

  . whose securities appear undervalued based on various measures such as earnings, and book value, etc.;

  . undergoing financial restructuring;

  . involved in takeover or arbitrage situations;

  . expected to benefit from evolving market cycles or changing economic conditions; or

  . that represent special situations, such as changes in management or favorable regulatory developments, which are expected to lead to higher earnings and share prices.

   While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate

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   because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

   The fund's potential investments in growth stocks could result in greater volatility because of the generally higher valuations of these stocks. The fund's potential use of the value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Small and medium-sized companies held by the fund should generally be more volatile than larger companies. Also, there is no guarantee that the fund's flexible approach will succeed.

   To the extent that the fund invests in foreign stocks, it is also subject to the risk that some holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. If the fund uses futures and options, it is exposed to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance level for risk. If you can accept the greater risk of investing in an aggressively managed fund in an effort to achieve superior capital appreciation, the fund may be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

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   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
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                    Calendar Year Total Returns
            "95"      "96"      "97"      "98"      "99"
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           46.51     16.76     15.87     14.70
                                                  11.50
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          Quarter ended              Total return

 Best quarter                           12/31/98 21.97%

 Worst quarter                           9/30/98 -18.00%



 Table 1  Average Annual Total Returns
                                                  Periods ended
                                                December 31, 1999
                                                              Since inception
                                        1 year     5 years     (11/30/1994)
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  Capital Opportunity Fund                 11.50%   20.45%        21.07%

  S&P 500 Stock Index                      21.04     28.56        28.39
  Lipper Capital Appreciation Funds   41.56                       22.27
  Average
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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

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 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

 Table 2  Fees and Expenses of the Fund
                                               Annual fund operating expenses
                                        (expenses that are deducted from fund assets)
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  Management fee                                           0.67%/a// /
  Other expenses                                           0.52%
  Total annual fund operating                              1.19%/a// /
  expenses
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 /a/The management fee and total annual fund operating expenses have been restated as a result of the expiration of an expense reimbursement agreement on December 31, 1998, and a decrease in the management fee from 0.77% to 0.67%. In the absence of this restatement, the management fee and operating expenses would have been 0.83% and 1.35%, respectively.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
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    $121        $378         $654          $1,443
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   The fund has an Investment Advisory Committee with the following members:
   William J. Stromberg, Chairman, John F. Wakeman, and Richard T. Whitney. Day-to-day responsibility for managing the fund's investments is shared by the Advisory Committee and a group of T. Rowe Price equity research analysts.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.

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 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.


 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.

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T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

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                                                                 RPS F08-035

 T. Rowe Price Investment Services, Inc., Distributor